EQ ADVISORS TRUSTSM

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

SUPPLEMENT DATED MARCH 19, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, Alessio de Longis of Invesco Advisers, Inc. no longer serves as a member of the team that is responsible for the securities selection, research and trading for the EQ/Invesco Moderate Allocation Portfolio and EQ/Invesco Moderate Growth Allocation Portfolio. All references to Alessio de Longis in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.